UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21343

Salomon Brothers Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

OCTOBER 31, 2005

Salomon Brothers

Emerging Markets

Debt Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Emerging Markets Debt Fund Inc.

Annual Report  •  October 31, 2005

What’s

Inside

Fund Objective

The Fund seeks a total return and high current income.

Under a licensing agreement between Citigroup and Legg Mason, the name of the funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason . Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year of this report. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail the economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates three times from June 2004 through September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, these twelve rate hikes by the Fed have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During much of this fiscal year, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.56% on October 31, 2005, versus 4.11% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexiv, returned 1.13%.

During the fiscal year, emerging markets debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned a strong 10.54%. Continued strength in commodity prices, including metals,

Salomon Brothers Emerging Markets Debt Fund Inc.         1

agriculture, and oil, supported many emerging market countries. This more than offset the negatives associated with rising U.S. interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

2         Salomon Brothers Emerging Markets Debt Fund Inc.

As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date Legg Mason expects to recommend to the Boards of Directors of the Fund that Western Asset be appointed as the adviser or sub-adviser to the Fund subject to applicable regulatory requirements. The combination is also expected to result in changes to portfolio managers or portfolio management teams for a number of funds, subject to Board oversight and appropriate notice to shareholders.

The Fund has been advised by the Manager that, in anticipation of this combination, Legg Mason and Western Asset have come to a mutually beneficial agreement with a select group of portfolio managers and other investment professionals from the Manager of the Fund, including Peter Wilby. The agreement provides them the opportunity to start a new firm based in New York focusing on high yield, emerging market debt, and specialty fixed income strategies. Importantly, the group has committed to remain employed with the Manager through March 31, 2006 to assist in the orderly integration of the fixed-income operations of the Manager, including the management of the Fund, with those of Western Asset. Western Asset has also entered into a consulting agreement with the group, effective as of April 1, 2006, to ensure an effective and orderly transition of portfolio management and Board liaison responsibilities for the Funds to Western Asset.

The Board will be working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed income operations and Western Asset in the best interests of the Fund and its shareholders.

Salomon Brothers Emerging Markets Debt Fund Inc.         3

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

December 1, 2005

All index performance reflects no deduction for fees, expenses or taxes. Please note that an Investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entitles: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’lvoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

4         Salomon Brothers Emerging Markets Debt Fund Inc.

Manager Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Emerging markets debt returned 10.54% during the 12 months ended October 31, 2005, as represented by the EMBI Global. Strong country fundamentals and market technicals offset the downward pressure exerted by eight “measured” increases in the federal funds rate throughout the 12 months of this report and credit contagion from the auto sector during the volatile Spring of 2005. Continued progress on political and economic reform in many emerging countries, continued commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the 12 months of this report.

Sovereign debt markets achieved positive momentum at the start of the period after recovering from depressed levels earlier in 2004 and rallied through the remainder of the fiscal year of the Fund. Positive returns were supported by strong underlying country fundamentals, commodity prices strength (particularly in metals, agriculture and oil) and relatively low U.S. Treasury market volatility. Emerging debt continued to trend positively during the first two months of 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments)i from the Fed and increasingly prominent inflation worries led the market down in March, broadly in-line with the U.S. Treasury market. Emerging debt markets remained under pressure in early April as spillover from volatile credit markets, with the highly visible troubles in the auto sector, worsened technicals.

Markets turned again by mid-April and followed a generally upward trajectory through the remainder of this reporting period as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. Although sovereign market volatility trended upward near the end of the period, emerging markets proved relatively resilient, boosted by strong investor demand for greater risk assets despite the early July terrorist bombings in London, continued political noise in key emerging countries and increasing volatility in U.S. Treasuries.

Spreads tightened 157 basis points during the 12-month period ended October 31, 2005, closing at 242 basis points over U.S. Treasuries. Of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange. Over the period, 12-month return volatility stood at 4.92%,ii substantially below long-term, historical levels of approximately 16%.

Performance Review

For the 12 months ended October 31, 2005, the Salomon Brothers Emerging Markets Debt Fund Inc. returned 2.52%, based on its New York Stock Exchange (“NYSE”) market price and 20.43% based on its net asset value (“NAV”)iii per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global, returned 10.54%, while its former

Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report         5

benchmark, the JPMorgan Emerging Markets Bond Index Plus,iv returned 11.49%. Its Lipper Emerging Markets Debt Closed-End Funds Category Averagev increased 13.94% over the same time frame. Please note that Lipper performance returns are based on each Fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $l.720 per share, (which may have included a return of capital). On May 5, 2005, the Fund announced a quarterly distribution of $0.315 per common share to be paid in the month of June 2005, down from the $0.450 paid previously. In declaring the new rate, the Fund cited a reduction in the investment income available for distributions. This reduction in investment income was due to the investments now available for the Fund bearing lower interest rates combined with substantial spread tightening in emerging debt markets. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of October 31, 2005. Past performance is no guarantee of future results.

Fund Performance as of October 31, 2005 (unaudited)

Price Per Share	12-Month Total Return
$20.92 (NAV)	20.43%

$17.70 (Market Price)	2.52%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Q. What were the most significant factors affecting Fund performance?

A. During the period, Fund performance was driven primarily by macroeconomic and market factors, as outlined in the above market overview section. That said, individual country events began to re-emerge as drivers of performance near the end of the period, particularly in Ecuador, Argentina, Brazil and Turkey.

Q. What were the leading contributors to performance?

A. While our overall country selection positively contributed during the 12-month period ending October 31, 2005, strong security selection, particularly in Argentina, Brazil, Colombia, Mexico, Russia and Turkey, was the primary contributor to Fund performance during the period. The use of leverage also positively contributed to the Fund’s performance during the period.

Q. What were the leading detractors from performance?

A. Both our strategic underweight and security selection in Venezuela detracted from performance relative to the unmanaged benchmark during the period.

6         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?

A. In expectation of increased volatility into 2006, we reduced overall risk exposure toward the end of the period, allocating assets away from higher beta countries like Russia and Ecuador and increasing exposure to more stable, investment grade credits such as Mexico. Also, in keeping with our more conservative posture, we reduced leverage in the portfolio and increased the Fund’s overall duration to be more in-line with the benchmark. Finally, we initiated positions in China, Poland and Ukraine during this annual period of this report.

Looking for Additional Information?

The Fund is traded under the symbol “ESD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XESDX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

Thank you for your investment in the Salomon Brothers Emerging Markets Debt Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Wilby President	James E. Craige Executive Vice President	Thomas K. Flanagan, CFA Executive Vice President

December 1, 2005

Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report         7

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Like any investment, there is a risk of loss, you may not be able to sell the shares of the Fund for the same amount that you purchased them. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

ii	Source: JPMorgan Chase.

iii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv	The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

[v]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category, and excluding sales charges.

8         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Fund at a Glance (unaudited)

Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report         9

Schedule of Investments (October 31, 2005)

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Face Amount†	Security	Value
SOVEREIGN BONDS — 86.6%
Argentina — 2.9%
	Republic of Argentina:
2,200,000EUR	8.125% due 4/21/08 (a)	$897,226
1,200,000EUR	8.250% due 7/6/10 (a)(b)	482,199
2,275,000	4.005% due 8/3/12 (b)	2,021,133
28,919,409ARS	Discount Bonds 5.830% due 12/31/33	11,445,585
4,205,000	Step bond to yield 8.236% due 12/31/38 (b)	1,569,516
2,000,000EUR	MTN, 7.000% due 3/18/49 (a)	803,665

	Total Argentina	17,219,324

Brazil — 22.1%
	Federative Republic of Brazil:
15,125,000	11.000% due 8/17/40 (c)	18,199,156
85,225,000	Collective Action Security, 8.000% due 1/15/18 (c)	88,122,650
	DCB, Series L:
17,788,917	5.250% due 4/15/12 (b)	17,377,548
6,022,125	5.250% due 4/15/12 (b)	5,882,864

	Total Brazil	129,582,218

Bulgaria — 1.6%
7,950,000	Republic of Bulgaria, 8.250% due 1/15/15 (d)	9,540,000

Chile — 1.9%
10,700,000	Republic of Chile, 5.500% due 1/15/13	10,972,695

China — 0.6%
3,325,000	People’s Republic of China, Notes, 4.750% due 10/29/13	3,238,405

Colombia — 4.9%
	Republic of Colombia:
9,765,000	8.125% due 5/21/24 (c)	10,140,952
14,740,000	10.375% due 1/28/33 (c)	18,498,700

	Total Colombia	28,639,652

Ecuador — 1.3%
	Republic of Ecuador:
1,195,000	12.000% due 11/15/12 (d)	1,200,975
7,095,000	Step bond to yield 11.100% due 8/15/30 (d)	6,385,500

	Total Ecuador	7,586,475

El Salvador — 1.2%
6,275,000	Republic of El Salvador, 7.750% due 1/24/23 (d)	6,824,063

Malaysia — 2.3%
	Federation of Malaysia:
100,000	8.750% due 6/1/09	112,349
12,200,000	7.500% due 7/15/11	13,676,168

	Total Malaysia	13,788,517

See Notes to Financial Statements.

10         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face Amount†	Security	Value
Mexico — 14.2%
	United Mexican States:
3,595,000	11.375% due 9/15/16	$5,212,750
2,500,000	8.125% due 12/30/19	2,998,125
	MTN, Series A:
1,730,000	6.375% due 1/16/13	1,818,663
15,800,000	8.000% due 9/24/22	18,881,000
35,375,000	8.300% due 8/15/31	43,599,687
9,425,000	Series XW, 10.375% due 2/17/09	10,933,000

	Total Mexico	83,443,225

Panama — 4.0%
	Republic of Panama:
3,025,000	10.750% due 5/15/20	4,121,563
195,000	9.375% due 1/16/23	237,900
5,400,000	8.875% due 9/30/27	6,318,000
10,000,000	8.125% due 4/28/34	10,900,000
2,176,317	PDI, 4.688% due 7/17/16 (b)	2,111,027

	Total Panama	23,688,490

Peru — 4.8%
	Republic of Peru:
3,250,000	9.875% due 2/6/15	4,025,938
2,600,000	7.350% due 7/21/25	2,639,000
11,675,000	8.750% due 11/21/33	13,484,625
7,448,000	FLIRB, 5.000% due 3/7/17 (b)	7,047,670
1,230,000	PDI, 5.000% due 3/7/17 (b)	1,183,875

	Total Peru	28,381,108

Philippines — 4.7%
	Republic of the Philippines:
2,075,000	8.250% due 1/15/14	2,133,359
19,925,000	10.625% due 3/16/25	23,050,734
2,075,000	9.500% due 2/2/30	2,194,313

	Total Philippines	27,378,406

Poland — 1.0%
5,550,000	Republic of Poland, Notes, 5.250% due 1/15/14	5,626,868

Russia — 3.5%
	Russian Federation:
2,175,000	11.000% due 7/24/18 (d)	3,175,500
15,730,000	Step bond to yield 5.702% due 3/31/30 (d)	17,484,878

	Total Russia	20,660,378

South Africa — 1.5%
8,425,000	Republic of South Africa, 6.500% due 6/2/14	9,035,813

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report         11

Schedule of Investments (October 31, 2005) (continued)

Face Amount†	Security	Value
Turkey — 7.1%
	Republic of Turkey:
3,790,000	11.500% due 1/23/12	$4,794,350
1,725,000	11.000% due 1/14/13	2,173,500
4,875,000	7.250% due 3/15/15	5,070,000
22,325,000	7.000% due 6/5/20	21,878,500
5,170,000	11.875% due 1/15/30	7,515,887

	Total Turkey	41,432,237

Ukraine — 1.1%
5,965,000	Republic of Ukraine, 7.650% due 6/11/13 (d)	6,419,831

Uruguay — 1.0%
6,438,905	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33	6,149,154

Venezuela — 4.9%
	Bolivarian Republic of Venezuela:
1,175,000	5.375% due 8/7/10 (d)	1,137,400
3,585,000	8.500% due 10/8/14	3,911,235
4,550,000	7.650% due 4/21/25	4,536,350
	Collective Action Securities:
14,655,000	5.194% due 4/20/11 (b)(d)	14,545,087
3,850,000	10.750% due 9/19/13	4,697,000

	Total Venezuela	28,827,072

	TOTAL SOVEREIGN BONDS (Cost — $486,563,783)	508,433,931

CORPORATE BONDS & NOTES — 10.7%
Chile — 0.5%
2,925,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (d)	2,961,200

Malaysia — 0.3%
1,650,000	Petronas Capital Ltd., 7.875% due 5/22/22 (d)	2,010,604

Mexico — 5.0%
22,425,000	Pemex Project Funding Master Trust, 9.750% due 9/15/27 (d)	29,085,225

Russia — 4.9%
22,800,000	Gaz Capital SA, Notes, 8.625% due 4/28/34 (d)	28,819,200

	TOTAL CORPORATE BONDS & NOTES (Cost — $59,828,529)	62,876,229

See Notes to Financial Statements.

12         Salomon Brothers yEmerging Markets Debt Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Contracts	Security	Value
PURCHASED OPTIONS — 0.2%
Argentina — 0.2%
15,500,000 EUR	Argentina Call @ $0.30, expires 8/15/06	$706,505
15,000,000 EUR	Argentina Call @ $0.30, expires 9/27/06	683,715

	TOTAL PURCHASED OPTIONS (Cost — $1,303,936)	1,390,220

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $547,696,248)	572,700,380

Face Amount
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreements (c) — 2.5%
$5,000,000	Interest in $572,678,000 joint tri-party repurchase agreement dated 10/31/05 with Deutsche Bank Securities Inc., 4.000% due 11/1/05, Proceeds at maturity — $5,000,556; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.125% due 11/28/05 to 1/15/30; Market value — $5,100,028)	5,000,000
5,000,000	Interest in $689,187,000 joint tri-party repurchase agreement dated 10/31/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.000% due 11/1/05, Proceeds at maturity — $5,000,556; (Fully collateralized by U.S. Treasury obligations, 0.000% to 3.750% due 11/3/05 to 5/15/08; Market value — $5,100,011)	5,000,000
4,223,000	Interest in $442,372,000 joint tri-party repurchase agreement dated 10/31/05 with Morgan Stanley, 3.990% due 11/1/05, Proceeds at maturity — $4,223,468; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.000% due 11/26/06 to 7/21/25; Market value — $4,326,998)	4,223,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $14,223,000)	14,223,000

	TOTAL INVESTMENTS — 100.0% (Cost — $561,919,248#)	$586,923,380

†	Face amount denominated in U.S. dollars, unless otherwise indicated.
(a)	Security is currently in default.
(b)	Variable rate security. Coupon rates disclosed are those which are in effect at October 31, 2005.
(c)	All or portion of this security is segregated as collateral for futures contracts and/or reverse repurchase agreements.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors unless otherwise noted.
#	Aggregate cost for federal income tax purposes is $561,919,260.

Abbreviations used in this schedule:
ARS	— Argentine Peso
DCB	— Debt Conversion Bond
EUR	— Euro Currency
FLIRB	— Front-Loaded Interest Reduction Bonds
MTN	— Medium-Term Note
PDI	— Past Due Interest

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report         13

Statement of Assets and Liabilities (October 31, 2005)

ASSETS:
Investments, at value (Cost — $561,919,248)	$586,923,380
Cash	237
Receivable for securities sold	11,285,958
Interest receivable	8,717,009
Deposits with brokers for futures contracts and credit default swap contracts	1,237,500
Prepaid expenses	4,189

Total Assets	608,168,273

LIABILITIES:
Payable for open reverse repurchase agreement (Notes 1 and 3)	12,378,333
Payable for securities purchased	5,282,357
Distributions payable	3,361,187
Management fee payable	450,777
Payable for offering costs	284,321
Interest payable (Note 3)	107,450
Payable to broker — variation margin on open futures contracts	39,062
Directors’ fees payable	558
Accrued expenses	182,658

Total Liabilities	22,086,703

Total Net Assets	$586,081,570

NET ASSETS:
Par value ($0.001 par value, 100,000,000 shares authorized; 28,009,890 shares issued and outstanding)	$28,010
Paid-in capital in excess of par value	533,212,874
Overdistributed net investment income	(2,311,067)
Accumulated net realized gain on investments, futures contracts, options, credit default swap contracts and foreign currency transactions	27,481,773
Net unrealized appreciation on investments, futures contracts, options, credit default swap contracts, and foreign currency transactions	27,669,980

Total Net Assets	$586,081,570

Shares Outstanding	28,009,890

Net Asset Value	$20.92

See Notes to Financial Statements.

14         Salomon Brothers yEmerging Markets Debt Fund Inc. 2005 Annual Report

Statement of Operations (For the year ended October 31, 2005)

INVESTMENT INCOME:
Interest	$51,794,947

EXPENSES:
Management fee (Note 2)	6,096,457
Interest expense (Note 3)	3,499,615
Custody fees	229,738
Shareholder reports	94,364
Directors’ fees	59,362
Transfer agent fees	53,731
Audit and tax	51,536
Stock exchange listing fees	27,074
Insurance	8,916
Legal fees	4,654
Miscellaneous expenses	5,090

Total Expenses	10,130,537

Net Investment Income	41,664,410

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS, CREDIT DEFAULT SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	44,961,254
Futures contracts	(3,712,051)
Options	273,082
Credit default swap contracts	704,990
Foreign currency transactions	(356,268)

Net Realized Gain	41,871,007

Change in Net Unrealized Appreciation/Depreciation From:
Investments	8,634,466
Futures contracts	11,352,055
Foreign currency transactions	(5,531)

Change in Net Unrealized Appreciation/Depreciation	19,980,990

Net Gain on Investments, Futures Contracts, Options, Credit Default Swap Contracts and Foreign Currency Transactions	61,851,997

Increase in Net Assets From Operations	$103,516,407

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report         15

Statements of Changes in Net Assets

For the year ended October 31, 2005 and the period ended October 31, 2004†

	2005	2004†
OPERATIONS:
Net investment income	$41,664,410	$40,207,295
Net realized gain (loss)	41,871,007	(13,534,580)
Change in net unrealized appreciation/depreciation	19,980,990	7,688,990

Increase in Net Assets From Operations	103,516,407	34,361,705

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(48,080,964)	(37,020,029)

Decrease in Net Assets From Distributions to Shareholders	(48,080,964)	(37,020,029)

FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares (27,214,399 shares issued, net of $1,088,576 offering costs)	—	518,706,464
Proceeds from shares issued in reinvestment of distributions (276,721 and 513,523 shares issued, respectively)	5,271,374	9,226,613

Increase in Net Assets From Fund Share Transactions	5,271,374	527,933,077

Increase in Net Assets	60,706,817	525,274,753
NET ASSETS:
Beginning of year	525,374,753	100,000

End of year*	$586,081,570	$525,374,753

* Includes undistributed (overdistributed) net investment income of:	$(2,311,067)	$3,250,833

†	For the period December 1, 2003 (commencement of operations) to October 31, 2004.

See Notes to Financial Statements.

16         Salomon Brothers yEmerging Markets Debt Fund Inc. 2005 Annual Report

Statement of Cash Flows (For the year ended October 31, 2005)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$55,268,782
Operating expenses paid	(6,775,604)
Net change in offering cost payable	(259,324)
Net purchase of short-term investments	(6,734,729)
Realized loss on foreign currency transactions	(356,268)
Realized loss on options	273,082
Realized loss on futures contracts	(3,712,051)
Realized gain on swap contracts	704,990
Net change in unrealized appreciation on futures contracts	11,352,055
Net change in unrealized depreciation on foreign currencies	(5,531)
Purchases of long-term investments	(616,693,714)
Proceeds from disposition of long-term investments	837,633,397
Change in payable to broker — variation margin	(1,273,438)
Interest paid	(4,321,224)

Net Cash Flows Provided By Operating Activities	265,100,423

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(48,080,964)
Repayment of reverse repurchase agreements	(227,564,371)
Proceeds from reinvestment of distributions	8,632,561

Net Cash Flows Used By Financing Activities	(267,012,774)

Net Decrease in Cash	(1,912,351)
Cash and deposits with brokers for futures contracts and credit default swap contracts, Beginning of year	3,150,088

End of year	$1,237,737

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$103,516,407

Accretion of discount on investments	(2,424,829)
Amortization of premium on investments	2,313,836
Decrease in investments, at value	166,609,934
Decrease in payable for securities purchased	(40,285,563)
Decrease in interest receivable	3,584,828
Decrease in receivable for securities sold	34,284,863
Decrease in payable to broker — variation margin	(1,273,438)
Increase in prepaid expenses	(4,189)
Decrease in interest payable	(821,609)
Decrease in offering cost payable	(259,324)
Decrease in accrued expenses	(140,493)

Total Adjustments	161,584,016

Net Cash Flows Provided By Operating Activities	$265,100,423

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report         17

Financial Highlights

For a share of capital stock outstanding throughout each year or period ended October 31, unless otherwise noted:

	2005(1)	2004(1)(2)
Net Asset Value, Beginning of Year	$18.94	$19.06	(3)

Income (Loss) From Operations:
Net investment income	1.49	1.47
Net realized and unrealized gain (loss)	2.21	(0.25)

Total Income From Operations	3.70	1.22

Less Distributions From:
Net investment income	(1.72)	(1.35)

Total Distributions	(1.72)	(1.35)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—	0.01

Net Asset Value, End of Year	$20.92	$18.94

Market Price, End of Year	$17.70	$18.91

Total Return, Based on Net Asset Value Per Share(4)	20.43%	7.08	%‡

Total Return, Based on Market Price Per Share(4)	2.52%	2.04	%‡

Net Assets, End of Year (000s)	$586,082	$525,375

Ratios to Average Net Assets:
Gross expenses	1.81%	1.82	%(5)
Expenses, excluding interest expense	1.19	1.32	(5)
Net investment income	7.45	8.90	(5)

Portfolio Turnover Rate	84%	94%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period December 1, 2003 (commencement of operations) to October 31, 2004.
(3)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
(4)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
‡	Total return is not annualized, as it may not be representative of the total return for the year.

See Notes to Financial Statements.

18         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Salomon Brothers Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. As a secondary objective, the Fund seeks high current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings which may create leverage risk by the Fund.

Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report         19

Notes to Financial Statements (continued)

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit Default Swaps. The Fund may enter into credit default swap contracts (“swaps”) for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement

20         Salomon Brothers yEmerging Markets Debt Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(f) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report         21

Notes to Financial Statements (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$854,654	$(854,654)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of credit default swaps and book/tax differences in the treatment of passive foreign investment companies.

2.	Management and Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (“SBAM”), which for the period of the report was an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”). SBAM provides all management, advisory and administration services for the Fund.

The Fund currently pays SBAM a monthly fee at an annual rate of 0.85% of the Fund’s average daily net assets plus any borrowings for its services.

At October 31, 2005, Citigroup Financial Products Inc., another indirectly, wholly-owned subsidiary of Citigroup, held 6,012 shares of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of SBAM and do not receive compensation from the Fund.

3.	Investments

During the year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$576,408,152

Sales	803,225,897

22         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,295,934
Gross unrealized depreciation	(1,291,814)

Net unrealized appreciation	$25,004,120

Transactions in reverse repurchase agreements for the Fund during the year ended October 31, 2005 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$156,728,428	2.20%	$244,564,204

Interest rates on reverse repurchase agreements ranged from 0.15% to 3.85% during the year ended October 31, 2005. Interest expense incurred on reverse repurchase agreements totaled $3,499,615.

At October 31, 2005, the Fund had the following open reverse repurchase agreement:

Face Amount	Security	Value
$12,378,333	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 6/29/05 bearing interest at 2.500% to be repurchased at $12,692,090 on 6/29/06, collateralized by: $10,000,000 Federative Republic of Brazil, 11.000% due 8/17/40; Market value (including accrued interest) — $12,260,234 (Cost — $12,378,333)	$12,378,333

At October 31, 2005, the Fund had the following open futures contracts:

Contracts to Sell	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. Treasury 10 Year Note	1,250	12/05	$138,237,785	$135,566,406	$2,671,379

4.	Dividends Subsequent to October 31, 2005

On July 25, 2005, the Board of Directors of the Fund declared two common stock distributions each in the amount of $0.1200 per share payable on November 4, 2005 and November 25, 2005 to shareholders of record on October 18, 2005 and November 15, 2005, respectively.

In addition, on November 18, 2005, the Fund’s board declared a long-term capital gain distribution of $1.0766 per share payable on December 30, 2005 to shareholders of record on December 27, 2005. The Board of Directors also approved two common stock distributions, each in the amount of $0.1200 per share, payable on January 27, 2006, and February 24, 2006 to shareholders of record on January 24, 2006 and February 21, 2006, respectively.

Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report         23

Notes to Financial Statements (continued)

5.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31 were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$48,080,964	$37,020,029

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	—
Undistributed long-term capital gains — net	$30,153,165

Total undistributed earnings	$30,153,165

Capital loss carryforward(*)	—
Other book/tax temporary differences(a)	$(4,982,447)
Unrealized appreciation(b)	27,669,968

Total Accumulated Earnings/(Losses) — Net	$52,840,686

(*)	During the taxable year ended October 31, 2005, the Fund utilized $22,155,659 of its capital loss carryover available from prior years.
(a)	Other book/tax temporary differences are attributable primarily to the difference between cash and accrual basis distributions paid and the realization for tax purposes of unrealized gains on certain futures contracts.
(b)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

6.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions,

24         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

7. Change	in Independent Registered Public Accounting Firm (unaudited)

PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Fund effective June 17, 2005. The Fund’s Audit Committee has approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending October 31, 2005. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right, of the Fund, by a majority vote of shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The report of PricewaterhouseCoopers LLP on the Fund’s financial statements for the period December 1, 2003 (commencement of operations) through October 31, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified

Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report         25

Notes to Financial Statements (continued)

as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the period December 1, 2003 (commencement of operations) through October 31, 2004 or any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such period.

8. Other Matters

The Fund has received information from SBAM as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBAM.

Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBAM’s ability to perform investment advisory services relating to the Fund.

9. Subsequent Events

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason. As a result, the Fund’s Manager, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the Investment Company Act of 1940, as amended. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

26         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the fund.

The Fund’s Board has approved American Stock Transfer & Trust Co. (“AST”) to serve as transfer agent for the Fund. The principal business office of AST is located at 59 Maiden Lane, New York, NY 10038.

Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report         27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Salomon Brothers Emerging Markets Debt Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Emerging Markets Debt Fund Inc. as of October 31, 2005, and the related statement of operations, statement of changes in net assets, statement of cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period December 1, 2003 (commencement of operations) through October 31, 2004 were audited by other independent registered public accountants whose report thereon, dated December 21, 2004, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Emerging Markets Debt Fund Inc. as of October 31, 2005, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2005

28         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Emerging Markets Debt Fund Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

At an in-person meeting held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and its determinations were made separately in respect of each fund, including the Fund. The Fund has a combined investment advisory and administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager.

Board Approval of Management Agreement

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 24, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, which was an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason, Inc. and the Management Agreement will terminate. Other factors considered and conclusions rendered by the Board in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment

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Board Approval of Management Agreement (unaudited) (continued)

management and other capabilities and the quality of its administrative and other services. The Board considered that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager, affiliates, the financial resources available to CAM and its then parent organization, Citigroup Inc.

The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and Lipper peers.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all closed-end funds classified as “leveraged emerging markets debt funds” by Lipper, showed that the Fund’s performance since inception presented was above the median.

Based on their review, which included consideration of all of the factors noted above, the Board concluded that the investment performance of the Fund has been satisfactory.

30         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. Additionally, the Board received and considered information prepared by Lipper comparing the Fund’s Contractual Management Fees and the Fund’s overall expenses with those of funds in a relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to the Fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

The information comparing the Fund’s Contractual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 11 closed-end funds (including the Fund) classified as “global income funds” by Lipper, showed that the Fund’s Contractual Management Fees were below the median range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was above the median, and concluded that the expense ratio of the Fund was acceptable in the light of the quality of the services the Fund received and such other factors as the Board considered relevant.

Taking all of the above into consideration, the Board determined that the Fund’s Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability

The Board considered information regarding the profitability to Manager and its affiliates of their relationships with the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the

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Board Approval of Management Agreement (unaudited) (continued)

Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether, given the Fund’s closed-end structure, there is a realistic potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale, as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the Fund was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements and the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable to the Board.

32         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement for each CAM-advised Fund (the “CAM fund”) (each, a “Current Management Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including, the Fund, and the Adviser (each, a “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the fund and the fund’s Adviser. At those Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM fund after the Transaction.

To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions on, and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

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Board Approval of Management Agreement (unaudited) (continued)

At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser to CAM funds, which, among other things, may involve Western Asset, the Adviser to CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to certain CAM fund, including the Fund, subject to applicable regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Fund, and its shareholders by the Adviser, including compliance services;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

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Board Approval of Management Agreement (unaudited) (continued)

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on CAM funds if Citigroup-affiliated broker-dealers remain the principal underwriters for CAM funds;

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x) the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;

(xi) that in July 2005 each Board had performed a full annual review of the Funds Current Management Agreement as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreements; and

(xiii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each Fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

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Board Approval of Management Agreement (unaudited) (continued)

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, Citigroup Asset Management Limited (the “Subadviser”) to the CAM funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect

36         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the Funds, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Funds’ Current Management Agreements, that the Adviser’s level of profitability from its relationship with the Funds was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with each CAM fund including, the Fund, was not excessive.

The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection

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Board Approval of Management Agreement (unaudited) (continued)

with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain Funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that Fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

38         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Emerging Markets Debt Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised in the Fund Complex and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director and Member of the Nominating and Audit Committees	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director and Member of the Nominating and Audit Committees	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of Nominating and Audit Committees	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Associated Banc-Corp.

Riordan Roett The Johns Hopkins University 1710 Massachusetts Avenue, NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees	Since 2003	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

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Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised in the Fund Complex and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director and Member of the Nominating and Audit Committees	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone

Interested Directors:
R. Jay Gerken, CFA(2) Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Director, Chairman and Chief Executive Officer	Since 2003	Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“T IA”) (from 2002 to 2005)	171	None

Officers:
Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	President	Since 2003	Managing Director of CAM and Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

40         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised in the Fund Complex, and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 2003	Managing Director of CAM and SBAM	N/A	N/A

Thomas K. Flanagan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1953	Executive Vice President	Since 2003	Managing Director of CAM and SBAM	N/A	N/A

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Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised in the Fund Complex and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Compliance Officer	Since 2004	Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with CAM; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM and CFM; Formerly Chief Compliance Officer of TIA (from 2002 to 2005).

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM since 2002); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (From 1998 to 2002).	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meeting of Stockholders in the year 2006, year 2007 and year 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year until their successors are duly elected and qualified.
(2)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

42         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report         43

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all distributions on your Common Shares will be automatically reinvested by PFPC, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by PFPC as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 43027, Providence, RI 02940-3027 or by calling the Plan Agent at 1-800-331-1710. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently

44         Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-800-331-1710.

Salomon Brothers Emerging Markets Debt Fund Inc. 2005 Annual Report         45

Salomon Brothers Emerging Markets Debt Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

Chairman and Chief

Executive Officer

Peter J. Wilby, CFA

President

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer
and Treasurer

James E. Craige, CFA

Executive Vice President

Thomas K. Flanagan, CFA

Executive Vice President

Andrew Beagley

Chief Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

Telephone 1-888-777-0102

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and
Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

ESD

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

SAM078710/05	05-9448

Salomon Brothers Emerging Markets Debt Funds Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call

1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005 PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended October 31, 2005. The aggregate fees billed in the last two fiscal years ending October 31, 2004 and October 31, 2005 (the “Reporting Periods”) for professional services rendered by PwC for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,000 in 2004 and $53,000 in 2005. KPMG has not billed the Registrant for professional services rendered as of October 31, 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $0 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Emerging Markets Debt Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $6,400 in 2004 and $525 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of October 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Emerging Markets Debt Fund, requiring pre-approval by the Audit Committee for the period May 6, 2003 through October 31, 2004 and for the year ended October 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Emerging Markets Debt Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Emerging Markets Debt Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by PwC for services rendered to Salomon Brothers Emerging Markets Debt Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Emerging Markets Debt Fund during the reporting period were $6.4 million and $2.7 million for the years ended October 31, 2004 and October 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Emerging Markets Debt Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Emerging Markets Debt Fund during the reporting period was $75,000 and $0 for the years ended October 31, 2004 and October 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Emerging Markets Debt Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers Emerging Markets Debt Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8. [RESERVED]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)

under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Debt Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Emerging Markets Debt Fund Inc.

Date: January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Emerging Markets Debt Fund Inc.

Date: January 9, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Emerging Markets Debt Fund Inc.

Date: January 9, 2006